Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3786%



        Excess Protection Level
          3 Month Average 6.04%
          April, 1999 5.22%
          March, 1999  6.78%
          February, 1999 6.11%


        Cash Yield17.83%


        Investor Charge Offs 5.23%


        Base Rate 7.38%


        Over 35 Day Delinquency 4.87%


        Seller's Interest10.40%


        Total Payment Rate14.17%


        Total Principal Balance$42,469,994,217.25


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,418,074,698.76